                                                                     EXHIBIT 4.1

                                    ECHELON
        NUMBER                                                  SHARES
ECH

THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS
IN NEW YORK, N.Y. AND RIDGEFIELD            AND A STATEMENT AS TO RIGHTS,
PARK, N.J.                                  PREFERENCES, PRIVILEGES AND
                                            RESTRICTIONS, IF ANY


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 27874N 10 5
THIS CERTIFIES THAT





________________________________________________________________________________
IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE,
OF
                              ECHELON CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/                                             /s/
VICE PRESIDENT AND CHIEF                        CHAIRMAN OF THE BOARD, PRESIDENT
   FINANCIAL OFFICER                               AND CHIEF EXECUTIVE OFFICER

        [ECHELON CORPORATION DELAWARE CORPORATE SEAL DECEMBER 7, 1988]




                            COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

                            BY__________________________________________________
                                                            AUTHORIZED SIGNATURE



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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common
TEN ENT   --  as tenants by the entireties
JT TEN    --  as joint tenants with right of survivorship
              and not as tenants in common
COM PROP  --  as community property

UNIF GIFT MIN ACT -- _________________________Custodian_________________________
                             (Cust)                             (Minor)

                     under Uniform Gifts to Minors Act__________________________
                                                                (State)

UNIF TRF MIN ACT  -- ________________________________Custodian (until age______)
                                (Cust)

                     ____________________________________under Uniform Transfers
                                   (Minor)

                     to Minor Act_______________________________________________
                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE

______________________________________



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________


                                        X _____________________________________

                                        X _____________________________________
                                  NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAMES AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed







By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.